UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 22, 2020

Rocket Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39432	84-4946470
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1050 Woodward Avenue Detroit, MI 48226
(Address of principal executive offices) (Zip Code)

(313) 373-7990
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	RKT	New York Stock Exchange

Indicate by check mark whether the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On December 22, 2020, the Board of Directors (the “Board”) of Rocket Companies, Inc. (the “Company”) approved an amendment to the Company’s Code of Conduct and Ethics (the “Code”) to modify the reporting procedures set forth in the Code.

The foregoing summary of the amended Code is subject to and qualified in its entirety by reference to the full text of the amended Code, attached hereto as Exhibit 14.1. The amended Code is also available on the Governance section of the Company’s website at https://ir.rocketcompanies.com/. The other contents of the Company’s website are not incorporated by reference herein or made a part hereof for any purpose.

Item 8.01	Other Events.

Annual Meeting of Stockholders

The Company expects to hold the Company’s first annual meeting of stockholders following its initial public offering on Tuesday, May 25, 2021 (the “2021 Annual Meeting”). Set forth below are deadlines for a stockholder’s submission of director nominations and stockholder proposals for the 2021 Annual Meeting. See the Company’s Amended and Restated Bylaws (“Bylaws”), which contain additional requirements for making such nominations and proposals. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any director nomination or stockholder proposal that does not comply with the Bylaws, applicable law and other applicable requirements.

Deadline for Rule 14a-8 Stockholder Proposals

The Company’s deadline for a stockholder’s submission of proposals to be included in the Company’s proxy statement for the 2021 Annual Meeting under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (“Rule 14a-8”) is February 13, 2021. Any proposed Rule 14a-8 stockholder proposal must be received by the Company’s Secretary at the principal executive offices of the Company on or before such date and comply with the procedures and requirements of Rule 14a-8.

Advance Notice Deadline for Director Nominations and Other Stockholder Proposals

Stockholders intending to propose matters to be considered or to nominate persons for election to the Board (in each case, other than Rule 14a-8 stockholder proposals), at the 2021 Annual Meeting must provide advanced written notice of such matters, which must be received by the Company’s Secretary at the principal executive offices of the Company no earlier than January 25, 2021 and no later than February 24, 2021. Such notice must also comply with the requirements of the Bylaws and other applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
14.1	Amended Code of Conduct and Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 2020

ROCKET COMPANIES, INC.

By:	/s/ Julie Booth
Name:	Julie Booth
Title:	Chief Financial Officer and Treasurer